                                                                       (HERITAGE
                                                                         INCOME
                                                                          TRUST
                                                                          LOGO)



                    [pictures of people working and playing]

         From Our Family to Yours: The Intelligent Creation of Wealth.


                          Intermediate Government Fund
                              High Yield Bond Fund


                                 Annual Report
                           and Investment Performance
                           Review for the Year Ended
                               September 30, 1999


                               (HERITAGE LOGO)
                              -----------------
                               INCOME TRUST(TM)
                              -----------------

                                                               November 22, 1999

Dear Fellow Shareholders:

     I am pleased to provide you with the annual report for the fiscal year ended September 30, 1999, for the Intermediate Government Fund and the High Yield Bond Fund (the "Funds"), each a portfolio of Heritage Income Trust. During the past year, fixed income investments delivered lackluster returns as high quality bonds reacted poorly in response to the general increase in interest rates for U.S. Government bonds. High yield bonds suffered from reduced liquidity at market makers for these bonds and increasing default rates in several sectors of the market. During the Funds' fiscal year, the Intermediate Government Fund suffered negative returns of -1.20%, -1.49% and -1.38% on its Class A, Class B and Class C shares, respectively.* For the same period, the High Yield Bond Fund had marginal positive returns of +0.66%, +0.14% and +0.14%, on its Class A, Class B and Class C shares, respectively.*

     In the pages that follow, you will find commentaries from Peter Wallace of Heritage Asset Management, Inc. and Peter Wilby of Salomon Brothers Asset Management Inc., the portfolio managers for your Funds. I hope you find their comments helpful in understanding the factors that affected your Funds' performance during this difficult year. Even though some sectors of the equity markets have delivered much more exciting returns in recent years, we continue to believe that fixed income investments can play an important part in a well-diversified portfolio. We encourage you to meet with your financial advisor to ensure that your total portfolio is structured to provide you with the opportunity to meet your financial goals while offering a risk level with which you are comfortable.

     Thank you for your continuing investments with us. If there are ever any ways in which you believe we can better serve you, please call us at (800) 709-3863. On behalf of all of us at Heritage, best wishes for a happy and healthy holiday season.

                                          Sincerely,

                                          /s/STEPHEN G. HILL
                                          Stephen G. Hill
                                          President

---------------
* These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

                                                                October 25, 1999
Dear Fellow Shareholders:

    For the fiscal year ended September 30, 1999, the Intermediate Government Fund Class A Shares produced a total return of -1.20%* after expenses while the Lehman Intermediate Government/Corporate Index returned +0.63%. The Fund performed well among its peer group, as the Lipper Intermediate Government Category returned -1.26% over the same period.

    The last twelve months have seen interest rates increase sharply and fairly consistently across most fixed income market sectors. The fiscal year just ended was nearly a mirror image of the previous year with interest rates rising nearly as much as they had fallen in the previous year. The following table shows the magnitude of interest rate changes and holding period returns across the US Treasury yield curve:
                         US TREASURY YIELDS AND RETURNS

                                            9/30/98    9/30/99    CHANGE    RETURNS
                                            -------    -------    ------    -------
3 month...................................   4.356%     4.846%    0.490%      4.74%
6 month...................................   4.467      4.958     0.491       4.74
1 year....................................   4.393      5.178     0.785       4.44
2 year....................................   4.269      5.600     1.331       2.44
5 year....................................   4.221      5.756     1.535      -1.89
10 year...................................   4.408      5.877     1.469      -7.02
30 year...................................   4.965      6.053     1.088     -12.56

Source: Yields and change: Bloomberg; Returns: Lehman Brothers

    At the beginning of the year, the Federal Reserve lowered short-term interest rates on September 29, 1998 and then again on October 15, 1998 and on November 17, 1998. The reason for these actions was to add liquidity to the U.S. financial system to alleviate a developing credit crisis caused by the Asian financial crisis and the near failure of a large hedge fund.

    Generally, such actions by the Federal Reserve would have led to significantly lower market yields and interest rates. This time, however, the added liquidity not only brought about the desired market stability but, at the same time, stimulated domestic consumption and investment. The application of monetary stimulus applied to an already healthy economy led to a surge in Gross Domestic Product growth and a sharp and powerful recovery in the stock markets. Strong economic growth fueled not only by additional liquidity provided by the Fed, but also by the wealth effect generated by soaring asset values, led to concerns that the labor market may become over extended and may soon lead to a new round of wage inflation. Interest rates gradually rose as fears of faster growth were realized.

    Over the year, inflation remained at exceptionally low levels. Through September of 1999, the Consumer Price Index (CPI) had gained only +2.6% on the year while the "core" CPI (CPI less the volatile food and energy components) rose by a mere +2.0% over the same period.

    Early in 1999, the Fed became impatient waiting for the economy to slow and began to vocalize concerns that the economy was growing at too fast a pace and might soon exceed the rate of growth of productivity and the growth in the labor force. Fearing such growth would inevitably lead to a re-kindling of inflation and coupled with the recovery of Asian economies and renewed stability in the credit markets, the Fed concluded the previous monetary ease was no longer necessary. By June, the Federal Reserve raised short-term interest rates by 25 basis points and then again on August 24, 1999.

    During the year, the Fund has become increasingly defensive, concentrating primarily on shorter to intermediate term US Treasury issues. The Fund continued to de-emphasize mortgage securities that might become more sensitive as underlying prepayments slowed and yield spreads widened. Although the Fund is defensive near term, we believe intermediate government bonds still offer excellent value as yields have moved significantly higher without a comparable rise in inflation. This has increased the "real yield" (nominal yield less inflation) of ten year Treasuries to about 3.28%, better than the long term average of 2.85%.

    In the near term, we believe the bond market will continue to exhibit high levels of volatility and nervousness until signs of economic softening appear. We plan to maintain a conservative investment approach, concentrating on shorter-term issues until we see evidence of a slowing economy.

    Thanks for your continued confidence in the Intermediate Government Fund.

                                          Sincerely,

                                          /s/ H. PETER WALLACE

                                          H. Peter Wallace, CFA
                                          Senior Vice President
                                          Heritage Asset Management, Inc.
                                          Portfolio Manager, Intermediate
                                          Government Fund
---------------

* Return is calculated without the imposition of front-end sales charge.

                         GROWTH OF A $10,000 INVESTMENT
     SINCE INCEPTION OF HERITAGE INCOME TRUST--INTERMEDIATE GOVERNMENT FUND
                        CLASS A SHARES ON MARCH 1, 1990

                                     CHART
                         GROWTH OF A $10,000 INVESTMENT
     SINCE INCEPTION OF HERITAGE INCOME TRUST--INTERMEDIATE GOVERNMENT FUND
                       CLASS B SHARES ON FEBRUARY 2, 1998

                                     CHART

* Average annual returns for the Intermediate Government Fund Class A and B Shares are calculated in conformance with item 21 of Form N-1A, which assumes the maximum sales load of 3.75% for Class A Shares, a 4% contingent deferred sales load for the complete redemption of Class B Shares, and reinvestment of dividends for Class A and B Shares. If Class B Shares were still held at the end of the period, the value would be $10,556. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

                         GROWTH OF A $10,000 INVESTMENT
     SINCE INCEPTION OF HERITAGE INCOME TRUST--INTERMEDIATE GOVERNMENT FUND
                        CLASS C SHARES ON APRIL 3, 1995

                                     CHART

* Average annual returns for the Intermediate Government Fund Class C Shares are calculated in conformance with item 21 of Form N-1A, which assumes reinvestment of dividends for Class C Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

                                                                October 26, 1999

Dear Shareholders:

    The Heritage Income Trust -- High Yield Bond Fund returned 0.66%* on its Class A Shares for the fiscal year-ended September 30, 1999. By comparison, the Salomon Smith Barney High Yield Market Index gained 3.51% and the Lipper High Current Yield Fund category returned 4.84%.

    During the first quarter of fiscal 1999, the market rebounded from the volatility experienced during the Asian and Russian financial crises, which engulfed the market in August and September of 1998. The market posted strong returns as mutual fund flows reversed themselves from the prior quarter. The positive momentum carried over into the second fiscal quarter, buoyed by continued strong U.S. economic growth, continued strength in mutual fund inflows and a rebound in energy prices. However, market returns slowed from the first fiscal quarter as concerns over Brazil's currency devaluation weighed on the market. In the second half of the fiscal year, the high yield market retraced a significant portion of its gains in the first half due to inflation and interest rate concerns, combined with (i) reduced broker-dealer liquidity, (ii) a heavy new issuance calendar, (iii) a rise in default rates and (iv) mutual fund outflows. As a result, a "flight to quality" occurred in the second half of fiscal 1999 as investors, seeking greater liquidity and wary of credit issues, shifted funds into the larger, higher quality bonds of more established issuers.

    According to the Salomon Smith Barney High Yield Market Index, the average market yield at September 30, 1999 was 11.34%. This compares to 10.70% at June 30, 1999 and 10.67% at September 30, 1998. Spreads, which were a wide 630 basis points at September 30, 1998, narrowed to 497 basis points at June 30, 1999 and subsequently widened to 551 basis points at September 30, 1999. These figures reflect the spread tightening which occurred as the global credit markets recovered from the Russian financial crisis, followed by the volatility which affected the U.S. credit markets as inflation and interest rate concerns increasingly preoccupied investors.

    Leading the market over the last twelve months have been higher rated securities and Paper & Forest Products, Gaming, Metals/Mining, Cable & Media, Telecommunications and Utilities issues. Sectors that have lagged include lower-rated securities, Textiles, Healthcare, Leisure, Consumer Products and Transportation.

    In response to the increased market volatility which has resulted from heightened inflation, interest rate and credit concerns and decreased market liquidity, the Heritage Income Trust -- High Yield Bond Fund has been focused on continuing to upgrade credit quality over the past year. The Fund reduced its exposure to the more cyclical sectors which are more sensitive to global economic conditions such as Metals/Mining, Paper & Forest Products and Transportation early in the fiscal year and rotated its cyclical exposure into sectors which were more domestic in focus and have benefited from continued U.S. economic strength, such as Automotive Suppliers, Housing Related and Consumer Cyclicals. Late in the fiscal year, the Fund began to rotate back into Mining/ Metals and Paper & Forest Products to capitalize on resurgent prices in those sectors. With regard to non-cyclicals, the Fund has reduced its exposure to Healthcare, due to that sector's struggles with Medicare reimbursement issues, and increased its exposure to Consumer Products, Gaming and Cable & Media.

    The Fund's performance was helped by shifts to overweightings in Gaming and Cable & Media, and by its underweightings in Textiles and Leisure and a shift to an underweighting in Healthcare. The Fund was adversely affected by overweightings in Transportation and Consumer Products and underweightings in Metals/Mining, Paper & Forest Products, Telecommunications and Utilities. The Fund also suffered from several credit problems in the Energy sector.

    Going forward, we expect the high yield market to suffer continued volatility through the end of the calendar year as the financial markets focus on inflation, interest rate, credit and Y2K concerns, and broker-dealers and investors withhold cash from the market. Early in the new calendar year, we expect that most of these issues will be settled and that liquidity in the market will increase, which is expected to result in a recovery in prices of high yield bonds.

                                          Best regards,

                                          /s/ PETER J. WILBY

                                          Peter J. Wilby
                                          Managing Director
                                          Salomon Brothers Asset Management Inc.
                                          Portfolio Manager, High Yield Bond
                                          Fund

---------------

* Return is calculated without the imposition of front-end sales charges.

              GROWTH OF A $10,000 INVESTMENT SINCE THE APPROVAL OF
      SALOMON AS SUBADVISER OF HERITAGE INCOME TRUST--HIGH YIELD BOND FUND
                              ON FEBRUARY 1, 1996

                                     CHART

The graph represents performance from February 1, 1996 through September 30, 1999. On February 1st, Salomon Brothers Asset Management Inc. assumed portfolio management responsibilities as the new subadviser to the Fund. At that time the investment objective was changed to high current income and the investment policies were modified to allow the Fund to primarily invest in lower and medium-rated high yield fixed income securities. Prior to February 1, 1996, the Fund invested a minimum of 50% of the Fund's assets in U.S. Government securities.
                      GROWTH OF A $10,000 INVESTMENT SINCE
            INCEPTION OF HERITAGE INCOME TRUST--HIGH YIELD BOND FUND
                        CLASS A SHARES ON MARCH 1, 1990

                                     CHART

* See footnotes on next page.

                      GROWTH OF A $10,000 INVESTMENT SINCE
            INCEPTION OF HERITAGE INCOME TRUST--HIGH YIELD BOND FUND
                       CLASS B SHARES ON FEBRUARY 2, 1998

                                     CHART
                      GROWTH OF A $10,000 INVESTMENT SINCE
            INCEPTION OF HERITAGE INCOME TRUST--HIGH YIELD BOND FUND
                        CLASS C SHARES ON APRIL 3, 1995

                                     CHART

* Average annual returns for High Yield Bond Fund Class A, B and C Shares are calculated in conformance with item 21 of Form N-1A, which assumes the maximum sales load of 3.75% for Class A Shares, a 4% contingent deferred sales load for the complete redemption of Class B Shares, and reinvestment of dividends for Class A, B and C Shares. If Class B Shares were still held at the end of the period, the value would be $9,655. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                          INTERMEDIATE GOVERNMENT FUND
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

    PRINCIPAL                                                                       MATURITY       MARKET
      AMOUNT                                                                          DATE          VALUE
    ---------                                                                      ----------    -----------
U.S. GOVERNMENT AND AGENCY SECURITIES--90.9%(A)
---------------------------------------------------------------------------------
 U.S. TREASURIES--76.9%(A)
        $1,300,000   U.S. Treasury Notes, 4.5%...................................    09/30/00    $ 1,287,813
           500,000   U.S. Treasury Notes, 5.25%..................................    05/31/01        497,032
         1,000,000   U.S. Treasury Notes, 6.25%..................................    01/31/02      1,011,563
         1,000,000   U.S. Treasury Notes, 5.875%.................................    09/30/02      1,003,750
         1,000,000   U.S. Treasury Notes, 5.75%..................................    11/30/02        999,375
         1,000,000   U.S. Treasury Notes, 5.5%...................................    02/28/03        990,938
         2,300,000   U.S. Treasury Notes, 5.25%..................................    08/15/03      2,254,720
         2,300,000   U.S. Treasury Notes, 4.75%..................................    02/15/04      2,205,845
                                                                                                 -----------
                     Total U.S. Treasuries (cost $10,461,742)....................                 10,251,036
                                                                                                 -----------
 U.S. GOVERNMENT AGENCIES--14.0%(A)
---------------------------------------------------------------------------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION--14.0%
           982,188   Pool #459881, 30 year Pass-Through, 6.5%....................    01/01/29        942,460
           953,196   Pool #481349, 30 year Pass-Through, 6.5%....................    01/01/29        914,641
                                                                                                 -----------
                     Total U.S. Government Agencies (cost $1,940,931)............                  1,857,101
                                                                                                 -----------
                     Total U.S. Government and Agency Securities (cost
                     $12,402,673)................................................                 12,108,137
                                                                                                 -----------

REPURCHASE AGREEMENT--7.9%(A)
---------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company, dated September
30, 1999, @ 5.16% to be repurchased at $1,055,151 on October 1, 1999, collateralized by $1,060,000 United States Treasury Notes, 6.63% due March 31,
2002, (market value $1,081,697 including interest) (cost $1,055,000).............                  1,055,000
                                                                                                 -----------
TOTAL INVESTMENT PORTFOLIO (cost $13,457,673)(b) 98.8%(a)........................                 13,163,137
OTHER ASSETS AND LIABILITIES, net, 1.2%(a).......................................                    156,967
                                                                                                 -----------
NET ASSETS, 100%.................................................................                $13,320,104
                                                                                                 ===========

---------------
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized depreciation of $294,536 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $14,766 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $309,302.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                              HIGH YIELD BOND FUND
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

  PRINCIPAL                                     MARKET
    AMOUNT                                       VALUE
  ---------                                     ------
  DOMESTIC CORPORATE BONDS--86.4%(A)
    AEROSPACE--1.7%
  ------------------------------------------
   $ 500,000   Sequa Corporation, 9.0%,
               08/01/09.....................  $   490,000
     500,000   Stellex Industries, Inc.,
               9.5%, 11/01/07...............      360,000
                                              -----------
                                                  850,000
                                              -----------
    AIR TRANSPORT--0.9%
  ------------------------------------------
     500,000   Continental Airlines Inc.,
               8.0%, 12/15/05...............      457,500
                                              -----------
    AUTO PARTS/EQUIPMENT--5.2%
  ------------------------------------------
     500,000   Advance Stores Company, Inc.,
               Series "B", 10.25%,
               04/15/08.....................      465,000
     500,000   American Axle & Manufacturing
               Holdings, Inc., 9.75%,
               03/01/09.....................      493,750
     500,000   Federal-Mogul Corporation,
               7.5%, 01/15/09...............      450,395
     250,000   Hayes Lemmerz International,
               Inc., 8.25%, 12/15/08........      220,000
     500,000   JH Heafner Company, 10.0%,
               05/15/08.....................      470,000
     500,000   Lear Corporation, 8.11%,
               05/15/09.....................      483,836
                                              -----------
                                                2,582,981
                                              -----------
    BEVERAGES--0.5%
  ------------------------------------------
     250,000   Delta Beverage Group, Inc.,
               9.75%, 12/15/03..............      251,250
                                              -----------
    BROADCASTING--12.0%
  ------------------------------------------
     250,000   Adelphia Communications
               Corporation, 10.5%,
               07/15/04.....................      260,625
     250,000   Adelphia Communications
               Corporation, 9.875%,
               03/01/07.....................      254,375
     500,000   Chancellor Media Corporation,
               9.375%, 10/01/04.............      510,000
   1,000,000   Charter Communications
               Holdings, LLC, 0.0% to
               04/01/04, 9.92% to
               maturity(b), 04/01/11........      596,250
     250,000   Charter Communications
               Holdings, LLC, 8.625%,
               04/01/09.....................      236,250
     250,000   Classic Cable Inc., 9.375%,
               08/01/09.....................      241,250
     500,000   CSC Holdings Inc., 10.5%,
               05/15/16.....................      541,250
     500,000   Falcon Holdings Group, L.P.,
               8.375%, 04/15/10.............      493,750
     500,000   Granite Broadcasting, 8.875%,
               05/15/08.....................      475,000
     500,000   Insight Midwest LP, 9.75%,
               10/01/09.....................      505,000

  PRINCIPAL                                     MARKET
    AMOUNT                                       VALUE
  ---------                                     ------
  DOMESTIC CORPORATE BONDS (CONTINUED)
     500,000   LIN Television Corporation,
               8.375%, 03/01/08.............      466,250
     500,000   Mediacom LLC Capital, 8.5%,
               04/15/08.....................      460,000
     329,000   SFX Broadcasting, Inc.,
               10.75%, 05/15/06.............      365,190
   1,100,000   United International
               Holdings, 0% to 02/15/03,
               10.75% to maturity(b),
               02/15/08.....................      664,125
                                              -----------
                                                6,069,315
                                              -----------
    BUILDING--2.0%
  ------------------------------------------
     500,000   Intergrated Electronic
               Services, Inc., 9.375%,
               02/01/09.....................      490,000
     500,000   Panolam Industries
               International, 11.5%,
               02/15/09.....................      500,000
                                              -----------
                                                  990,000
                                              -----------
    CHEMICALS--3.3%
  ------------------------------------------
     500,000   Equistar Chemicals, L.P.,
               8.75%, 02/15/09..............      496,264
     500,000   Lyondell Chemical Company,
               9.875%, 05/01/07.............      495,625
     250,000   Philipp Brothers Chemicals,
               9.875%, 06/01/08.............      227,500
     500,000   United Industries
               Corporation, 9.875%,
               04/01/09.....................      430,000
                                              -----------
                                                1,649,389
                                              -----------
    CONGLOMERATES/DIVERSIFIED--1.3%
  ------------------------------------------
   1,000,000   Jordan Industries, 0.0% to
               04/01/02, 11.75% to
               maturity(b), 04/01/09........      650,000
                                              -----------
    CONTAINERS--0.5%
  ------------------------------------------
     250,000   Radnor Holdings, Inc., 10.0%,
               12/01/03.....................      253,125
                                              -----------
    COSMETICS/TOILETRIES--2.8%
  ------------------------------------------
     500,000   French Fragrances, Inc.,
               10.375%, 05/15/07............      475,000
     500,000   Jafra Cosmetics
               International, Inc., 11.75%,
               05/01/08.....................      430,000
     250,000   Revlon Consumer Products,
               8.625%, 02/01/08.............      204,375
     600,000   Revlon Worldwide Corporation,
               Zero Coupon Bond, 03/15/01...      324,000
                                              -----------
                                                1,433,375
                                              -----------
    ELECTRONICS/ELECTRIC--0.3%
  ------------------------------------------
     500,000   Axiohm Transaction Solutions,
               Inc., 9.75%, 10/01/07(c).....      145,000
                                              -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                              HIGH YIELD BOND FUND
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 1999
                                  (CONTINUED)
--------------------------------------------------------------------------------

  PRINCIPAL                                     MARKET
    AMOUNT                                       VALUE
  ---------                                     ------
  DOMESTIC CORPORATE BONDS (CONTINUED)
  FINANCE--3.2%
  ------------------------------------------
   $ 500,000   Airplane Pass Through Trust,
               Class "D", 10.875%,
               03/15/19.....................  $   479,015
     250,000   ContiFinancial Corporation,
               7.50%, 03/15/02..............       78,158
     250,000   ContiFinancial Corporation,
               8.125%, 04/01/08.............       78,083
     125,000   ContiFinancial Corporation,
               8.375%, 08/15/03.............       38,750
     500,000   DVI, Inc., 9.875%,
               02/01/04.....................      490,000
     500,000   Morgan Stanley Aircraft
               Finance 8.7%, 03/15/23.......      437,220
                                              -----------
                                                1,601,226
                                              -----------
    FOOD--2.4%
  ------------------------------------------
     250,000   B&G Foods, Inc., 9.625%,
               08/01/07.....................      225,000
     250,000   CFP Holdings, Inc., 11.625%,
               01/15/04.....................      220,000
     500,000   Imperial Holly Corporation,
               9.75%, 12/15/07..............      463,125
     700,000   Nebco Evans Holding
               Corporation, 0.0% to
               07/15/02, 12.375% to
               maturity(b), 07/15/07........      280,000
                                              -----------
                                                1,188,125
                                              -----------
    GRAPHIC ARTS--0.9%
  ------------------------------------------
     250,000   Mail-Well Corporation, 8.75%,
               12/15/08.....................      237,500
     250,000   World Color Press, Inc.,
               8.375%, 11/15/08.............      240,000
                                              -----------
                                                  477,500
                                              -----------
    HEALTH CARE CENTERS--0.4%
  ------------------------------------------
     400,000   Graham-Field Health Products,
               Inc., 9.75%, 08/15/07........      220,000
                                              -----------
    HOME FURNISHINGS--0.3%
  ------------------------------------------
     250,000   Pillowtex Corporation, Series
               "B", 9.0%, 12/15/07..........      161,250
                                              -----------
    HOTELS/MOTELS/INNS--1.9%
  ------------------------------------------
     500,000   HMH Properties, Inc., Series
               "B", 7.875%, 08/01/08........      446,250
     500,000   Prime Hospitality
               Corporation, 9.75%,
               04/01/07.....................      487,500
                                              -----------
                                                  933,750
                                              -----------
    JEWELERY, SILVERWARE, TIME PIECES, CHINA -- 0.9%
  -------------------------------------------------------
     500,000   Finlay Enterprises, Inc.,
               9.0%, 05/01/08...............      455,000
                                              -----------

  PRINCIPAL                                     MARKET
    AMOUNT                                       VALUE
  ---------                                     ------
  DOMESTIC CORPORATE BONDS (CONTINUED)
    LEISURE/AMUSEMENT--3.8%
  ------------------------------------------
     500,000   Empress Entertainment,
               8.125%, 07/01/06.............      497,500
     500,000   Hollywood Park Inc., 9.25%,
               02/15/07.....................      482,500
     500,000   Park Place Entertainment
               Corporation, 7.875%,
               12/15/05.....................      472,500
     489,000   Waterford Gaming, LLC, 9.5%,
               03/15/10.....................      474,330
                                              -----------
                                                1,926,830
                                              -----------
    MANUFACTURING/DISTRIBUTIONS--5.7%
  ------------------------------------------
     350,000   Alvey Systems, Inc., 11.375%,
               01/31/03.....................      357,000
     500,000   Breed Technologies Inc.,
               9.25%, 04/15/08(c)...........       20,000
     500,000   Foamex, L.P., 9.875%,
               06/15/07.....................      420,000
     500,000   Furon Company, 8.125%,
               03/01/08.....................      505,000
     250,000   Hexcel Corporation, 9.75%,
               01/15/09.....................      220,000
     250,000   High Voltage Engineering
               Group, 10.5%, 08/15/04.......      227,500
     325,000   Hines Horticulture, Inc.,
               11.75%, 10/15/05.............      344,500
     500,000   Indesco International, Inc.,
               9.75%, 04/15/08..............      285,000
     500,000   Simmons Company 10.25%,
               03/15/09.....................      492,500
                                              -----------
                                                2,871,500
                                              -----------
    MEDICAL EQUIPMENT/SUPPLY--2.9%
  ------------------------------------------
     500,000   Fresenius Medical Care, 9.0%,
               12/01/06.....................      482,500
     500,000   Maxxim Medical, Inc., 10.5%,
               08/01/06.....................      525,000
     500,000   Packard Bioscience Company,
               9.375%, 03/01/07.............      452,500
                                              -----------
                                                1,460,000
                                              -----------
    METAL--0.9%
  ------------------------------------------
     500,000   Neenah Corporation, Series
               "D", 11.125%, 05/01/07.......      462,500
                                              -----------
    MINING/DIVERSIFIED--1.0%
  ------------------------------------------
     500,000   P&L Coal Holdings
               Corporation, 8.875%,
               05/15/08.....................      488,750
                                              -----------
    OFFICE EQUIPMENT--1.0%
  ------------------------------------------
     500,000   Winslow Furniture Inc.,
               12.75%, 08/15/07.............      485,000
                                              -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                              HIGH YIELD BOND FUND
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 1999
                                  (CONTINUED)
--------------------------------------------------------------------------------

  PRINCIPAL                                     MARKET
    AMOUNT                                       VALUE
  ---------                                     ------
  DOMESTIC CORPORATE BONDS (CONTINUED)
  OIL & GAS--4.0%
  ------------------------------------------
   $ 500,000   Belco Oil & Gas Corporation,
               8.875%, 09/15/07.............  $   476,250
     500,000   Benton Oil & Gas Company,
               11.625%, 05/01/03............      275,000
     500,000   Clark R&M, Inc., 8.875%,
               11/15/07.....................      410,000
     250,000   Costilla Energy, Inc.,
               10.25%, 10/01/06(c)..........       70,000
     250,000   Devon Energy Corporation,
               10.25%, 11/01/05.............      279,340
     500,000   Ocean Energy Inc., 8.375%,
               07/01/08.....................      482,500
                                              -----------
                                                1,993,090
                                              -----------
    PLASTIC/PRODUCTS--1.0%
  ------------------------------------------
     500,000   Berry Plastics Corporation,
               12.25%, 04/15/04.............      508,125
                                              -----------
    POLLUTION CONTROL--1.9%
  ------------------------------------------
     500,000   Allied Waste North America,
               Inc., 7.875%, 01/01/09.......      437,500
     500,000   Safety-Kleen Services, 9.25%,
               06/01/08.....................      500,000
                                              -----------
                                                  937,500
                                              -----------
    PUBLISHING--2.9%
  ------------------------------------------
     500,000   Advanstar Communications,
               9.25%, 05/01/08..............      468,750
     500,000   Big Flower Press Holdings,
               Inc., 8.875%, 07/01/07.......      490,000
     500,000   Hollinger International
               Publishing, 9.25% 03/15/07...      494,375
                                              -----------
                                                1,453,125
                                              -----------
    REAL ESTATE/LAND DEVELOPMENT--0.9%
  ------------------------------------------
     500,000   Forest City Enterprises,
               Inc., 8.5%, 03/15/08.........      470,000
                                              -----------
    RETAIL STORES--4.5%
  ------------------------------------------
     500,000   Cole National Group, 9.875%,
               12/31/06.....................      427,500
     500,000   Duane Reade Inc., 9.25%,
               02/15/08.....................      495,000
     500,000   Leslie's Poolmart, 10.375%,
               07/15/04.....................      490,000
     175,000   Mattress Discount
               Corporation, 12.625%,
               07/15/07.....................      165,375
     500,000   Musicland Group, 9.0%,
               06/15/03.....................      485,000
     250,000   Pueblo Xtra International
               9.5%, 08/01/03...............      207,500
                                              -----------
                                                2,270,375
                                              -----------

  PRINCIPAL                                     MARKET
    AMOUNT                                       VALUE
  ---------                                     ------
  DOMESTIC CORPORATE BONDS (CONTINUED)
    SERVICES--6.0%
  ------------------------------------------
     500,000   Comforce Operating, Inc.,
               12.0%, 12/01/07..............      341,250
     250,000   Federal Data Corporation,
               10.125%, 08/01/05............      205,000
     500,000   Iron Mountain, Inc., 10.125%,
               10/01/06.....................      505,000
     500,000   Kindercare Learning Centers,
               Inc., 9.5%, 02/15/09.........      471,250
     500,000   Loomis Fargo & Company,
               10.0%, 01/15/04..............      495,000
     250,000   Pierce Leahy Corporation,
               11.125%, 07/15/06............      265,000
     500,000   Protection One Alarm
               Monitoring, Inc, 8.125%,
               01/15/09.....................      335,000
     500,000   Sitel Corporation, 9.25%,
               03/15/06.....................      420,000
                                              -----------
                                                3,037,500
                                              -----------
    STEEL/IRON--0.9%
  ------------------------------------------
     500,000   Republic Technologies
               International, 13.75%,
               07/15/09.....................      475,000
                                              -----------
    TELECOMMUNICATIONS--6.1%
  ------------------------------------------
     500,000   Facilicom International,
               10.5%, 01/15/08..............      415,000
     250,000   GST Telecommunications, 0.0%
               to 05/01/03, 10.5% to
               maturity(b), 05/01/08........      120,000
     250,000   Intermedia Communications,
               Inc., 8.6%, 06/01/08.........      214,375
   1,000,000   International CableTel, Inc.,
               0.0% to 02/01/01, 11.5% to
               maturity(b), 02/01/06........      870,000
     500,000   Jordan Telecom Products, 0.0%
               to 08/01/00, 11.75% to
               maturity(b), 08/01/07........      422,500
     750,000   Nextel Communications, Inc.,
               0.0% to 10/31/02, 9.75% to
               maturity(b) 10/31/07.........      530,625
     500,000   Price Communications
               Wireless, 9.125%, 12/15/06...      508,750
                                              -----------
                                                3,081,250
                                              -----------
    TOBACCO--0.9%
  ------------------------------------------
     500,000   North Atlantic Trading
               Company, 11.0%, 06/15/04.....      472,500
                                              -----------
    TRANSPORTATION--1.5%
  ------------------------------------------
     375,000   Coach USA Inc., Series "B",
               9.375%, 07/01/07.............      397,500
     500,000   Holt Group, 9.75%,
               01/15/06.....................      345,625
                                              -----------
                                                  743,125
                                              -----------

  Total Domestic Corporate Bonds (cost
    $48,709,336)............................   43,504,956
                                              -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                              HIGH YIELD BOND FUND
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 1999
                                  (CONTINUED)
--------------------------------------------------------------------------------

  PRINCIPAL                                     MARKET
    AMOUNT                                       VALUE
  ---------                                     ------
  FOREIGN CORPORATE BONDS--9.9%(A)(D)
    BROADCASTING--1.0%
  ------------------------------------------
   $ 500,000   Rogers Communications, Inc.,
               8.875%, 07/15/07.............  $   520,000
                                              -----------
    CHEMICALS--1.0%
  ------------------------------------------
     500,000   Octel Developments, PLC,
               10.0%, 05/01/06..............      506,250
                                              -----------
    FOOD--1.0%
  ------------------------------------------
     500,000   Premier International Foods,
               12.0%, 09/01/09..............      500,000
                                              -----------
    HOTELS/MOTELS/INNS--0.9%
  ------------------------------------------
     500,000   Sun International Hotels,
               Ltd., 8.625%, 12/15/07.......      457,500
                                              -----------
    MANUFACTURING/DISTRIBUTIONS--0.5%
  ------------------------------------------
     250,000   International Utility
               Structures, Inc., 10.75%,
               02/01/08.....................      232,500
                                              -----------
    MINING/DIVERSIFIED--0.9%
  ------------------------------------------
     500,000   Murrin Murrin Holdings
               Property, 9.375%, 08/31/07...      435,000
                                              -----------
    PAPER/PRODUCTS--0.5%
  ------------------------------------------
     250,000   Millar Western Forest,
               9.875%, 05/15/08.............      240,625
                                              -----------
    SHIPPING/SHIPBUILDING--0.5%
  ------------------------------------------
     500,000   Enterprises Shipholding,
               8.875%, 05/01/08.............      300,000
                                              -----------
    TELECOMMUNICATIONS--3.6%
  ------------------------------------------
     500,000   Energis PLC, 9.75%,
               06/15/09.....................      510,000
     500,000   Orange, PLC, 8.75%,
               06/01/06.....................      506,250
     500,000   Rogers Cantel Inc., 8.8%,
               10/01/07.....................      510,000
     350,000   Telewest Communications PLC,
               0.0% to 10/01/00, 11.0% to
               maturity(b), 10/01/07........      312,375
                                              -----------
                                                1,838,625
                                              -----------

  Total Foreign Corporate Bonds (cost
    $5,368,526).............................    5,030,500
                                              -----------

  Total Investment Portfolio excluding
    repurchase agreement (cost
    $54,077,862)............................   48,535,456
                                              -----------

                                                MARKET
                                                 VALUE
                                                ------
  REPURCHASE AGREEMENT--2.8%(A)
  -------------------------------------------------------

  Repurchase Agreement with State Street
  Bank and Trust Company, dated September
  30, 1999 @ 5.16% to be repurchased at
  $1,412,202 on October 1, 1999,
  collateralized by $1,415,000 United States
  Treasury Notes, 6.63% due March 31, 2002,
  (market value $1,443,963 including
  interest) (cost $1,412,000)...............    1,412,000
                                              -----------

  TOTAL INVESTMENT PORTFOLIO
    (cost $55,489,862)(e), 99.1%(a).........   49,947,456

  OTHER ASSETS AND LIABILITIES, net,
    0.9%(a).................................      470,716
                                              -----------
  NET ASSETS, 100.0%........................  $50,418,172
                                              ===========

---------------
(a) Percentages indicated are based on net assets.
(b) Bonds reset to applicable coupon rate at a future date.
(c) Bond not current on interest payment.
(d) Denominated in U.S. dollars.
(e) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized depreciation of $5,542,406 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $200,386 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $5,742,792.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                               INTERMEDIATE      HIGH YIELD
                                                              GOVERNMENT FUND     BOND FUND
                                                              ---------------    -----------
Assets
------------------------------------------------------------

Investments, at market value (identified cost $12,402,673
  and $54,077,862, respectively)
  (Note 1)..................................................    $12,108,137      $48,535,456
Repurchase agreement (identified cost $1,055,000 and
  $1,412,000, respectively) (Note 1)........................      1,055,000        1,412,000
Cash........................................................            878              529
Receivables:
  Fund shares...............................................         48,189           76,341
  From Manager..............................................         63,436               --
  Dividends and interest....................................         83,689        1,176,337
Deferred state qualification expenses (Note 1)..............         10,373           10,169
Prepaid insurance (Note 1)..................................            932            1,550
                                                                -----------      -----------
        Total Assets........................................    $13,370,634      $51,212,382
                                                                -----------      -----------
Liabilities
------------------------------------------------------------

Payables (Note 4):
  Investments purchased.....................................    $        --      $   500,000
  Fund shares redeemed......................................          5,499          167,444
  Accrued management fee....................................             --           56,020
  Accrued distribution fee..................................          4,059           18,664
  Other accrued expenses....................................         40,972           52,082
                                                                -----------      -----------
        Total Liabilities...................................         50,530          794,210
                                                                -----------      -----------
Net assets, at market value.................................    $13,320,104      $50,418,172
                                                                ===========      ===========
Net Assets
------------------------------------------------------------

Net assets consist of:
  Paid-in capital...........................................    $20,316,404      $58,462,404
  Undistributed net investment income (Note 1)..............        329,690          371,787
  Accumulated net realized loss (Notes 1 and 5).............     (7,031,454)      (2,873,613)
  Net unrealized depreciation on investments................       (294,536)      (5,542,406)
                                                                -----------      -----------
Net assets, at market value.................................    $13,320,104      $50,418,172
                                                                ===========      ===========
Net assets, at market value
  Class A Shares............................................    $10,654,447      $34,344,403
  Class B Shares............................................        422,700        3,532,803
  Class C Shares............................................      2,242,957       12,540,966
                                                                -----------      -----------
        Total...............................................    $13,320,104      $50,418,172
                                                                ===========      ===========
Shares of beneficial interest outstanding
  Class A Shares............................................      1,162,658        3,824,291
  Class B Shares............................................         46,293          395,311
  Class C Shares............................................        245,437        1,403,329
                                                                -----------      -----------
        Total...............................................      1,454,388        5,622,931
                                                                ===========      ===========
Net Asset Value -- offering and redemption price per share
  (Notes 1 and 2)
  Class A Shares............................................    $      9.16      $      8.98
                                                                ===========      ===========
    Maximum offering price per share (100/96.25 of $9.16 and
     $8.98, respectively)...................................    $      9.52      $      9.33
                                                                ===========      ===========
  Class B Shares............................................    $      9.13      $      8.94
                                                                ===========      ===========
  Class C Shares............................................    $      9.14      $      8.94
                                                                ===========      ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                               INTERMEDIATE      HIGH YIELD
                                                              GOVERNMENT FUND     BOND FUND
                                                              ---------------    -----------
Investment Income
------------------------------------------------------------
Income:
  Interest..................................................     $ 789,681       $ 5,451,151
Expenses (Notes 1 and 4):
  Management fee............................................        74,359           323,209
  Distribution fee (Class A Shares).........................        38,142           107,286
  Distribution fee (Class B Shares).........................         1,897            22,215
  Distribution fee (Class C Shares).........................        14,279           106,170
  Shareholder servicing fees................................        11,444            34,293
  Custodian/Fund accounting fees............................        50,585            75,560
  Professional fees.........................................        35,771            34,653
  State/Federal qualification expenses......................        31,583            31,952
  Reports to shareholders...................................        11,791            21,718
  Trustees' fees and expenses...............................         9,399             8,617
  Insurance.................................................         2,036             3,388
  Other.....................................................           177               710
                                                                 ---------       -----------
        Total Expenses before waiver and reimbursement......       281,463           769,771
        Fees waived by Manager (Note 4).....................       (74,359)          (49,125)
        Reimbursement from Manager..........................       (63,436)               --
                                                                 ---------       -----------
        Total expenses after waiver and reimbursement.......       143,668           720,646
                                                                 ---------       -----------
Net investment income.......................................       646,013         4,730,505
                                                                 ---------       -----------
Realized and Unrealized Gain (Loss) on Investment
------------------------------------------------------------
Net realized gain (loss) from investment transactions.......        73,483        (2,864,540)
Net unrealized depreciation of investments during the
  year......................................................      (935,036)       (1,538,293)
                                                                 ---------       -----------
        Net loss on investments.............................      (861,553)       (4,402,833)
                                                                 ---------       -----------
Net increase (decrease) in net assets resulting from
  operations................................................     $(215,540)      $   327,672
                                                                 =========       ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        FOR THE YEARS ENDED
                                                              ---------------------------------------
INTERMEDIATE GOVERNMENT FUND                                  SEPTEMBER 30, 1999   SEPTEMBER 30, 1998
----------------------------                                  ------------------   ------------------
Increase (decrease) in net assets:
Operations:
  Net investment income.....................................     $   646,013          $   748,165
  Net realized gain from investment transactions............          73,483              280,582
  Net unrealized appreciation (depreciation) of investments
    during the year.........................................        (935,036)             585,698
                                                                 -----------          -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................        (215,540)           1,614,445
Distributions to shareholders from:
  Net investment income Class A Shares, ($0.42 and $0.49 per
    share, respectively)....................................        (553,804)            (694,550)
  Net investment income Class B Shares, ($0.40 and $0.26*
    per share, respectively)................................         (12,843)              (1,541)
  Net investment income Class C Shares, ($0.40 and $0.47 per
    share, respectively)....................................        (109,274)             (72,672)
Increase (decrease) in net assets from Fund share
  transactions (Note 2).....................................      (3,566,013)           2,061,901
                                                                 -----------          -----------
Increase (decrease) in net assets...........................      (4,457,474)           2,907,583
Net assets, beginning of year...............................      17,777,578           14,869,995
                                                                 -----------          -----------
Net assets, end of year (including undistributed net
  investment income of $329,690 and $683,051,
  respectively).............................................     $13,320,104          $17,777,578
                                                                 ===========          ===========
                                                                        FOR THE YEARS ENDED
                                                              ---------------------------------------
HIGH YIELD BOND FUND                                          SEPTEMBER 30, 1999   SEPTEMBER 30, 1998
--------------------                                          ------------------   ------------------
Increase (decrease) in net assets:
Operations:
  Net investment income.....................................     $ 4,730,505          $ 4,818,000
  Net realized gain (loss) from investment transactions.....      (2,864,540)             761,512
  Net unrealized depreciation of investments during the
    year....................................................      (1,538,293)          (5,944,103)
                                                                 -----------          -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................         327,672             (364,591)
Distributions to shareholders from:
  Net investment income Class A Shares, ($0.87 and $0.89 per
    share, respectively)....................................      (3,446,438)          (3,625,981)
  Net investment income Class B Shares, ($0.82 and $0.48*
    per share, respectively)................................        (232,004)             (55,927)
  Net investment income Class C Shares, ($0.82 and $0.84 per
    share, respectively)....................................      (1,141,155)          (1,143,752)
Increase in net assets from Fund share transactions (Note
  2)........................................................         148,976            5,333,666
                                                                 -----------          -----------
Increase (decrease) in net assets...........................      (4,342,949)             143,415
Net assets, beginning of year...............................      54,761,121           54,617,706
                                                                 -----------          -----------
Net assets, end of year (including undistributed net
  investment income of $371,787 and $451,806,
  respectively).............................................     $50,418,172          $54,761,121
                                                                 ===========          ===========

---------------
* For the period February 2, 1998 (commencement of Class B Shares) to September 30, 1998.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
              HERITAGE INCOME TRUST--INTERMEDIATE GOVERNMENT FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                       CLASS A SHARES                   CLASS B SHARES
                                                         -------------------------------------------    ---------------
                                                                                                         FOR THE YEARS
                                                                        FOR THE YEARS                        ENDED
                                                                     ENDED SEPTEMBER 30,                 SEPTEMBER 30,
                                                         -------------------------------------------    ---------------
                                                         1999*     1998*    1997*    1996*     1995     1999*    1998+*
                                                         ------   -------   ------   ------   ------    ------   ------
NET ASSET VALUE, BEGINNING OF YEAR.....................  $ 9.70   $  9.20   $ 9.08   $ 9.29   $ 9.10    $ 9.67   $ 9.28
                                                         ------   -------   ------   ------   ------    ------   ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(a).............................    0.41      0.48     0.51     0.50     0.62      0.39     0.33
  Net realized and unrealized gain (loss) on
    investments........................................   (0.53)     0.51     0.13    (0.21)    0.12     (0.53)    0.32
                                                         ------   -------   ------   ------   ------    ------   ------
  Total from Investment Operations.....................   (0.12)     0.99     0.64     0.29     0.74     (0.14)    0.65
                                                         ------   -------   ------   ------   ------    ------   ------
LESS DISTRIBUTIONS:
  Dividends from net investment income.................   (0.42)    (0.49)   (0.52)   (0.50)   (0.55)    (0.40)   (0.26)
                                                         ------   -------   ------   ------   ------    ------   ------
NET ASSET VALUE, END OF YEAR...........................  $ 9.16   $  9.70   $ 9.20   $ 9.08   $ 9.29    $ 9.13   $ 9.67
                                                         ======   =======   ======   ======   ======    ======   ======
TOTAL RETURN (%)(B)....................................   (1.20)    11.18     7.28     3.24     8.47     (1.49)    7.16(c)
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average daily net
    assets(a)..........................................    0.91      0.92     0.93     0.94     0.95      1.20     1.20(d)
  Net investment income to average daily net assets....    4.40      5.18     5.65     5.42     5.50      4.15     4.59(d)
  Portfolio turnover rate..............................     124       188       69      135      162       124      188(c)
  Net assets, end of year ($ millions).................      11        13       14       18       24         0        0

                                                                       CLASS C SHARES
                                                         ------------------------------------------

                                                                       FOR THE YEARS
                                                                    ENDED SEPTEMBER 30,
                                                         ------------------------------------------
                                                         1999*    1998*    1997*    1996*    1995++
                                                         ------   ------   ------   ------   ------
NET ASSET VALUE, BEGINNING OF YEAR.....................  $ 9.67   $ 9.18   $ 9.06   $ 9.27   $ 9.05
                                                         ------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(a).............................    0.40     0.41     0.49     0.49     0.21
  Net realized and unrealized gain (loss) on
    investments........................................   (0.53)    0.55     0.13    (0.21)    0.23
                                                         ------   ------   ------   ------   ------
  Total from Investment Operations.....................   (0.13)    0.96     0.62     0.28     0.44
                                                         ------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
  Dividends from net investment income.................   (0.40)   (0.47)   (0.50)   (0.49)   (0.22)
                                                         ------   ------   ------   ------   ------
NET ASSET VALUE, END OF YEAR...........................  $ 9.14   $ 9.67   $ 9.18   $ 9.06   $ 9.27
                                                         ======   ======   ======   ======   ======
TOTAL RETURN (%)(B)....................................   (1.38)   10.85     7.02     3.04     4.90(c)
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average daily net
    assets(a)..........................................    1.20     1.20     1.20     1.20     1.20(d)
  Net investment income to average daily net assets....    4.11     4.74     5.38     5.22     5.19(d)
  Portfolio turnover rate..............................     124      188       69      135      162(c)
  Net assets, end of year ($ millions).................       2        5        1        1        0

---------------
   * Per share amounts have been calculated using the monthly average share method.
   + For the period February 2, 1998 (commencement of Class B Shares) to
     September 30, 1998.
  ++ For the period April 3, 1995 (commencement of Class C Shares) to September
     30, 1995.
 (a) Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.09, $.10, $.07, $.06, and $.06 per Class A Shares for the five years ended September 30, 1999, respectively. The operating expense ratios including such items would have been 1.84%, 2.00%, 1.67%, 1.61%, and 1.47% for Class A Shares for the five years ended September 30, 1999, respectively. Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.09, and $.06 per Class B Shares for the two years ended September 30, 1999, respectively. The operating expense ratios including such items would have been 2.13%, and 2.28% (annualized) for Class B Shares for the two years ended September 30, 1999, respectively. Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.08, $.10, $.07, $.06, and $.06 per Class C Shares for the five years ended September 30 , 1999, respectively. The operating expense ratios including such items would have been 2.13%, 2.28%, 1.94%, 1.87%, and 1.72% (annualized) for Class C Shares for the five years ended September 30, 1999, respectively.
 (b) Does not reflect the imposition of a sales charge.
 (c) Not annualized.
 (d) Annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  HERITAGE INCOME TRUST--HIGH YIELD BOND FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                 CLASS A SHARES                  CLASS B SHARES
                                                  --------------------------------------------   ---------------
                                                                                                  FOR THE YEARS
                                                              FOR THE YEARS ENDED                     ENDED
                                                                  SEPTEMBER 30                    SEPTEMBER 30
                                                  --------------------------------------------   ---------------
                                                   1999     1998     1997     1996       1995     1999    1998+
                                                  ------   ------   ------   ------     ------   ------   ------
NET ASSET VALUE, BEGINNING OF YEAR..............  $ 9.77   $10.69   $10.22   $ 9.94     $ 9.65   $ 9.73   $10.57
                                                  ------   ------   ------   ------     ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(a)......................    0.86     0.88     0.90     0.84(b)    0.72     0.81     0.51
  Net realized and unrealized gain (loss) on
    investments.................................   (0.78)   (0.91)    0.46     0.24       0.31    (0.78)   (0.87)
                                                  ------   ------   ------   ------     ------   ------   ------
  Total from Investment Operations..............    0.08    (0.03)    1.36     1.08       1.03     0.03    (0.36)
                                                  ------   ------   ------   ------     ------   ------   ------
LESS DISTRIBUTIONS:
  Dividends from net investment income..........   (0.87)   (0.89)   (0.89)   (0.80)     (0.74)   (0.82)   (0.48)
                                                  ------   ------   ------   ------     ------   ------   ------
NET ASSET VALUE, END OF YEAR....................  $ 8.98   $ 9.77   $10.69   $10.22     $ 9.94   $ 8.94   $ 9.73
                                                  ======   ======   ======   ======     ======   ======   ======
TOTAL RETURN (%)(C).............................    0.66    (0.52)   14.00    11.44      11.23     0.14    (3.58)(d)
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average daily net
    assets(a)...................................    1.18     1.19     1.21     1.23       1.25     1.70     1.70(e)
  Net investment income (loss) to average daily
    net assets..................................    8.94     8.44     8.76     8.41       7.35     8.40     7.90(e)
  Portfolio turnover rate.......................      52       87      101      143        109       52       87(d)
  Net assets, end of year ($ millions)..........      34       40       42       33         30        4        2

                                                                 CLASS C SHARES
                                                  ---------------------------------------------

                                                               FOR THE YEARS ENDED
                                                                  SEPTEMBER 30
                                                  ---------------------------------------------
                                                   1999     1998      1997     1996      1995++
                                                  ------   ------    ------   ------     ------
NET ASSET VALUE, BEGINNING OF YEAR..............  $ 9.73   $10.65    $10.18   $ 9.91     $ 9.62
                                                  ------   ------    ------   ------     ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(a)......................    0.81     0.83      0.85     0.79(b)    0.31
  Net realized and unrealized gain (loss) on
    investments.................................   (0.78)   (0.91)     0.46     0.24       0.28
                                                  ------   ------    ------   ------     ------
  Total from Investment Operations..............    0.03    (0.08)     1.31     1.03       0.59
                                                  ------   ------    ------   ------     ------
LESS DISTRIBUTIONS:
  Dividends from net investment income..........   (0.82)   (0.84)    (0.84)   (0.76)     (0.30)
                                                  ------   ------    ------   ------     ------
NET ASSET VALUE, END OF YEAR....................  $ 8.94   $ 9.73    $10.65   $10.18     $ 9.91
                                                  ======   ======    ======   ======     ======
TOTAL RETURN (%)(C).............................    0.14    (1.02)    13.53    10.93       6.18(d)
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average daily net
    assets(a)...................................    1.70     1.70      1.70     1.70       1.70(e)
  Net investment income (loss) to average daily
    net assets..................................    8.42     7.93      8.26     8.39       6.67(e)
  Portfolio turnover rate.......................      52       87       101      143        109(d)
  Net assets, end of year ($ millions)..........      13       13        13        6          1

---------------
 + For the period February 2, 1998 (commencement of Class B Shares) to September 30, 1998.
 ++ For the period April 3, 1995 (commencement of Class C Shares) to September 30, 1995.
(a) Excludes management fees waived by the Manager in the amount of $.01, $.01, $.01, $.03, and $.03 per Class A Shares for the five years ended September 30, 1999, respectively. The operating expense ratios including such items would have been 1.27%, 1.30%, 1.30%, 1.51%, and 1.51% for Class A Shares for the five years ended September 30, 1999, respectively. Excludes management fees waived by the Manager in the amount of $.01, and $.01 per Class B Shares for the two years ended September 30, 1999, respectively. The operating expense ratios including such items would have been 1.79%, and 1.80% (annualized) for Class B Shares for the two years ended September 30, 1999, respectively. Excludes management fees waived by the Manager in the amount of $.01, $.01, $.01, $.03, and $.03 per Class C Shares for the five years ended September 30, 1999, respectively. The operating expense ratios including such items would have been 1.79%, 1.80%, 1.79%, 1.98%, and 1.96% (annualized) for Class C Shares for the five years ended September 30, 1999, respectively.
(b) Amounts calculated prior to reclassifcation of $16,079. The effect of such reclassification would have resulted in an increase in net investment income of $.01 for Class A Shares and $0.01 for Class C Shares.
(c) Does not reflect the imposition of a sales charge.
(d) Not annualized.
(e) Annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1:
      SIGNIFICANT ACCOUNTING POLICIES. Heritage Income Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company consisting of two separate investment portfolios, the Intermediate Government Fund (formerly known as the Limited Maturity Government Portfolio) and the High Yield Bond Fund (formerly known as the Diversified Portfolio) (each, a "Fund" and collectively, the "Funds"). The Intermediate Government Fund has an investment objective of high current income consistent with the preservation of capital. The High Yield Bond Fund has an investment objective of high current income. The Funds currently issue Class A, Class B and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 3.75% of the amount invested payable at the time of purchase. Class B Shares, which were offered to shareholders beginning February 2, 1998, are sold subject to a 5% maximum contingent deferred sales load (based on the lower of purchase price or redemption price) declining over a six-year period. Class C Shares, which were offered to shareholders beginning April 3, 1995, are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

      Security Valuation: Each Fund values investment securities at market value based on the last sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Investments in certain debt instruments not traded in an organized market, are valued on the basis of valuations furnished by independent pricing services or broker/dealers that utilize information with respect to market transactions in such securities or comparable securities, quotations from dealers, yields, maturities, ratings and various relationships between securities. Short term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market.

      Repurchase Agreements: Each Fund enters into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price.

      Federal Income Taxes: Each Fund is treated as a single corporate taxpayer as provided for in The Tax Reform Act of 1986, as amended. Each Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

      Distribution of Income and Gains: Distributions of net investment income are made monthly. Net realized gains from investment transactions for each Fund during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

      Expenses: Each Fund is charged for those expenses that are directly attributable to it, such as management fee, custodian/fund accounting fees, distribution fee, etc., while other expenses such as insurance expense, is allocated proportionately among all Heritage mutual funds. Expenses of each Fund are allocated to each class of shares based upon their relative percentage of current net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class.

      State Qualification Expenses: State qualification fees are amortized based either on the time period covered by the qualification or as related shares are sold, whichever is appropriate for each state.

      Capital Accounts: The Funds report the undistributed net investment income and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Funds may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.

      Other: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis except when income is not expected. All original issue discounts are accreted for both federal income tax and financial reporting purposes.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

Note 2:
      FUND SHARES: At September 30, 1999, there was an unlimited number of shares of beneficial interest of no par value authorized.

      INTERMEDIATE GOVERNMENT FUND

      Transactions in Class A, B and C Shares of the Fund during the year ended September 30, 1999, were as follows:

                                                CLASS A SHARES             CLASS B SHARES              CLASS C SHARES
                                           ------------------------   ------------------------    ------------------------
        FOR THE YEAR ENDED                  SHARES        AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT
        SEPTEMBER 30, 1999                 ---------    -----------   ---------    -----------    ---------    -----------
        Shares sold......................    230,877    $ 2,202,322      62,931    $   590,122      123,043    $ 1,149,855
        Shares issued on reinvestment of
          distributions..................     52,120        487,932       1,088         10,049       11,378        106,764
        Shares redeemed..................   (423,528)    (3,956,260)    (30,814)      (286,863)    (407,568)    (3,869,934)
                                           ---------    -----------   ---------    -----------    ---------    -----------
        Net increase (decrease)..........   (140,531)   $(1,266,006)     33,205    $   313,308     (273,147)   $(2,613,315)
                                                        ===========                ===========                 ===========
        Shares outstanding:
          Beginning of year..............  1,303,189                     13,088                     518,584
                                           ---------                  ---------                   ---------
          End of year....................  1,162,658                     46,293                     245,437
                                           =========                  =========                   =========

      Transactions in Class A and C Shares of the Fund during the year ended September 30, 1998 and Class B Shares from February 2, 1998 (commencement of Class B Shares) to September 30, 1998, were as follows:

                                                CLASS A SHARES             CLASS B SHARES              CLASS C SHARES
                                           ------------------------   ------------------------    ------------------------
        FOR THE PERIOD ENDED                SHARES        AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT
        SEPTEMBER 30, 1998                 ---------    -----------   ---------    -----------    ---------    -----------
        Shares sold......................    185,461    $ 1,724,681      13,028    $   121,126      474,673    $ 4,433,013
        Shares issued on reinvestment of
          distributions..................     67,011        619,953          60            561        7,594         70,281
        Shares redeemed..................   (476,959)    (4,427,313)         --             --      (51,881)      (480,401)
                                           ---------    -----------   ---------    -----------    ---------    -----------
        Net increase (decrease)..........   (224,487)   $(2,082,679)     13,088    $   121,687      430,386    $ 4,022,893
                                                        ===========                ===========                 ===========
        Shares outstanding:
          Beginning of year..............  1,527,676                         --                      88,198
                                           ---------                  ---------                   ---------
          End of year....................  1,303,189                     13,088                     518,584
                                           =========                  =========                   =========

      HIGH YIELD BOND FUND

      Transactions in Class A, B and C Shares of the Fund during the year ended September 30, 1999, were as follows:

                                                 CLASS A SHARES            CLASS B SHARES              CLASS C SHARES
                                            ------------------------   -----------------------    ------------------------
        FOR THE YEAR ENDED                   SHARES        AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
        SEPTEMBER 30, 1999                  ---------    -----------   ---------    ----------    ---------    -----------
        Shares sold.......................    469,703    $ 4,493,908     272,191    $2,593,347      326,866    $ 3,124,172
        Shares issued on reinvestment of
          distributions...................    230,557      2,198,212       9,928        93,725       89,977        853,766
        Shares redeemed...................   (956,493)    (9,124,816)    (70,314)     (659,944)    (359,938)    (3,423,394)
                                            ---------    -----------   ---------    ----------    ---------    -----------
        Net increase (decrease)...........   (256,233)   $(2,432,696)    211,805    $2,027,128       56,905    $   554,544
                                                         ===========                ==========                 ===========
        Shares outstanding:
          Beginning of year...............  4,080,524                    183,506                  1,346,424
                                            ---------                  ---------                  ---------
          End of year.....................  3,824,291                    395,311                  1,403,329
                                            =========                  =========                  =========

      Transactions in Class A and C Shares of the Fund during the year ended September 30, 1998 and Class B Shares from February 2, 1998 (commencement of Class B Shares) to September 30, 1998, were as follows:

                                                CLASS A SHARES             CLASS B SHARES              CLASS C SHARES
                                           ------------------------   ------------------------    ------------------------
        FOR THE PERIOD ENDED                SHARES        AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT
        SEPTEMBER 30, 1998                 ---------    -----------   ---------    -----------    ---------    -----------
        Shares sold......................    787,959    $ 8,314,882     196,020    $ 2,056,707      607,408    $ 6,390,589
        Shares issued on reinvestment of
          distributions..................    234,628      2,462,134       2,626         27,135       86,303        901,721
        Shares redeemed..................   (854,815)    (8,945,724)    (15,140)      (157,348)    (547,574)    (5,716,430)
                                           ---------    -----------   ---------    -----------    ---------    -----------
        Net increase.....................    167,772    $ 1,831,292     183,506    $ 1,926,494      146,137    $ 1,575,880
                                                        ===========                ===========                 ===========
        Shares outstanding:
          Beginning of year..............  3,912,752                         --                   1,200,287
                                           ---------                  ---------                   ---------
          End of year....................  4,080,524                    183,506                   1,346,424
                                           =========                  =========                   =========

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

Note 3:
      PURCHASES AND SALES OF SECURITIES. For the year ended September 30, 1999, purchases, sales, and paydowns of investment securities (excluding repurchase agreements and short-term obligations) were as follows:

                                                           U.S. GOVERNMENT SECURITIES                    OTHER
                                                    ----------------------------------------   --------------------------
                                                     PURCHASES        SALES        PAYDOWNS     PURCHASES        SALES
                                                    -----------    -----------    ----------   -----------    -----------
        Intermediate Government Fund..............  $17,290,775    $20,263,109    $1,054,622            --             --
        High Yield Bond Fund......................           --             --            --   $26,869,995    $26,287,427

Note 4:
      MANAGEMENT, SUBADVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT, FUND ACCOUNTING AND TRUSTEES' FEES. Under the Fund's Investment Advisory and Administrative Agreement with Heritage Asset Management, Inc. (the "Manager"), the Intermediate Government Fund agrees to pay to the Manager a fee equal to an annual rate of 0.50% of the Fund's average daily net assets, computed daily and payable monthly. For the High Yield Bond Fund the management fee is 0.60% on the first $100,000,000 and 0.50% of any excess over $100,000,000 of net assets. Pursuant to the current registration statement, the Manager has agreed to waive its investment advisory fees and, if necessary, reimburse each Fund to the extent that Class A, Class B and Class C annual operating expenses exceed that Fund's average daily net assets attributable to that class for the 1999 fiscal year as follows:

                                                                      CLASS A    CLASS B AND CLASS C
                                                                      -------    -------------------
        Intermediate Government Fund................................   0.95%            1.20%
        High Yield Bond Fund........................................   1.25%            1.70%

      Under this agreement, management fees of $74,359 were waived and $63,436 of expenses were reimbursed for the Intermediate Government Fund and management fees of $49,125 were waived in the High Yield Bond Fund for the year ended September 30, 1999. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the year ending September 30, 2001, the Funds may be required to pay the Manager a portion or all of the waived management fees. In addition, the Funds may be required to pay the Manager a portion or all of the management fees waived in fiscal 1998 if total Fund expenses fall below the annual expense limitations before the end of the year ending September 30, 2000.

      The Manager entered into an agreement with Salomon Brothers Asset Management Inc. (SBAM), a wholly owned subsidiary of Travelers Group, Inc., to provide investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable by the Manager equal to 50% of the fees payable by the High Yield Bond Fund to the Manager without regard to any reduction due to the imposition of expense limitations. For the year ended September 30, 1999, the Manager paid $161,605 for subadviser fees.

      The Manager also is the Dividend Paying and Shareholder Servicing Agent for the Intermediate Government Fund and High Yield Bond Fund. The amount payable to the Manager for such expenses as of September 30, 1999 was $2,850 and $9,000, respectively. In addition, the Manager performs Fund accounting services and charged $39,650 and $53,866 during the current period of which $10,200 and $13,800 was payable as of September 30, 1999, respectively.

      Raymond James & Associates, Inc. (the "Distributor") has advised the Trust that the Intermediate Government Fund received $13,693 in front-end sales charges for Class A Shares, $5,994 in contingent deferred sales charges for Class B Shares and $900 in contingent deferred sales charges for Class C Shares for the year ended September 30, 1999. The High Yield Bond Fund received $61,160 in front-end sales charges for Class A Shares, $9,028 in contingent deferred sales charges for Class B Shares and $1,677 in contingent deferred sales charges for Class C Shares for the year ended September 30, 1999. From these fees, the Distributor paid sales commissions to salespersons and incurred other distribution costs.

      Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Trust is authorized to pay the Distributor a fee up to .35% of the average daily net assets for Class A Shares. Under the Class B and Class C Distribution Plan, the Trust may pay the Distributor a fee of up to .60% for the Intermediate Government Fund and up to .80% for the High Yield Bond Fund of the average daily net assets for Class B and Class C Shares. Such fees are accrued daily and payable monthly. B Shares will convert to A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly owned subsidiaries of Raymond James Financial, Inc.

      Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Income-Growth Trust, Heritage Capital Appreciation Trust, Heritage Series Trust and Heritage U.S. Government Income Fund, investment companies that also are advised by the Manager of the Trust (collectively referred to as the Heritage mutual funds). Each Trustee of the Heritage mutual funds who is not an employee of the Manager or employee of an affiliate of the Manager receives an annual fee of $8,666 and an additional fee of $3,250 for each combined quarterly meeting of the Heritage mutual funds attended. Trustees' fees and expenses are shared equally by each portfolio in the Heritage mutual funds.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

Note 5:
      FEDERAL INCOME TAXES. For the year ended September 30, 1999, to reflect reclassifications arising from permanent book/tax differences primarily due to paydown losses and market discount, respectively, the Funds made the following adjustments:

         INTERMEDIATE GOVERNMENT FUND
         -----------------------------------
         As of September 30, 1999, the Fund credited paid in capital $332,744 and charged accumulated net realized loss $9,291 and undistributed net investment income $323,453. The Fund has net tax basis capital loss carryforwards of $6,845,972, which may be applied against any realized net taxable gains until their expiration dates of September 30, 2002 ($3,826,421), September 30, 2003 ($2,492,779) and September 30, 2004
         ($526,772). The Fund utilized $249,674 of net tax basis capital losses during the current year against net realized gains from investment transactions.

         HIGH YIELD BOND FUND
         ----------------------------
         As of September 30, 1999, the Fund credited undistributed net investment income $9,073 and paid in capital $476, and charged accumulated net realized gain $9,549 in the current year. The Fund has a net tax basis capital loss carryforward of $409,285, which may be applied against any realized net taxable gains until its expiration date of September 30, 2007.

Note 6:
      SUBSEQUENT EVENT. As of the close of business on October 15, 1999, the Intermediate Government Fund acquired all the net assets of the Heritage U.S. Government Income Fund ("Government Income") pursuant to an agreement and plan of reorganization and termination approved by the shareholders of Government Income on September 27, 1999. The acquisition was accomplished by a tax-free exchange of Class A shares of the Intermediate Government Income Fund at a net asset value of $9.09 per share for Class A shares of Government Income. The net assets of the Intermediate Government Fund and Government Income immediately before the acquisition were $13,116,358 and $35,531,046, respectively, including unrealized depreciation of $791,656 for Government Income. Immediately after the acquisition, the combined net assets of the Intermediate Government Fund amounted to $48,647,404.

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               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Heritage Income Trust

     In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Heritage Income
Trust -- Intermediate Government Fund and the Heritage Income Trust -- High Yield Bond Fund (constituting the Heritage Income Trust, hereafter referred to as the "Trust") at September 30, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Tampa, Florida
November 12, 1999

HERITAGE FAMILY OF FUNDS (TM)
From Our Family to Yours: The Intelligent Creation of Wealth.

HERITAGE STOCK FUNDS
Aggressive Growth
Capital Appreciation
Growth Equity
Income-Growth
International
Mid Cap
Small Cap
Technology
Value Equity

HERITAGE BOND FUNDS
High Yield
Intermediate Government

HERITAGE MONEY MARKET FUNDS
Money Market
Municipal Money Market


We are pleased that many of you are also investors in these funds.   For
information and a prospectus for any of these mutual funds, please contact your financial advisor. Please read the prospectus carefully before you invest in any of the funds.

This report is for the information of shareholders of Heritage Income Trust Intermediate Government Fund and Heritage Income Trust-High Yield Bond
Fund. It may also be used as sales literature when preceded or accompanied by a prospectus.

(C)1999 Heritage Asset Management, Inc.

7M 9/99 [RECYCLE LOGO] Printed on recycled paper

AR5320INL
[HERITAGE LOGO]   Heritage Income Trust
                  P.O. Box 33022
                  St. Petersburg, FL 33733
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